Registration No. 333-45664

ICA No. 811- 10123

As filed with the Securities and Exchange Commission on March 25, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 32

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:

Amendment No. 33

(Check Appropriate Box or Boxes)

The North Country Funds

(Exact Name of Registrant as Specified in Charter)

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

(Address of Principal Executive Offices)(Zip Code)

631-490-4300

(Registrant's Telephone Number, Including Area Code)

James Colantino.

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

(Name and Address of Agent For Service)

With a copy to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective (check appropriate box):

( )	immediately upon filing pursuant to paragraph (b).
(X)	On March 30, 2021 pursuant to paragraph (b).
( )	60 days after filing pursuant to paragraph (a)(1).
( )	on (date) pursuant to paragraph (a)(1).
( )	75 days after filing pursuant to paragraph (a)(2).
( )	on (date) pursuant to paragraph (a)(2) of Rule 485.

THE NORTH COUNTRY LARGE CAP EQUITY FUND

(Formerly known as The North Country Equity Growth Fund)

Ticker: NCEGX

THE NORTH COUNTRY INTERMEDIATE BOND FUND

Ticker: NCBDX

each a series of

THE NORTH COUNTRY FUNDS

Prospectus dated March 31, 2021

This Prospectus provides important information about The North Country Large Cap Equity Fund (the “Large Cap Fund”) and The North Country Intermediate Bond Fund (the “Bond Fund”) (the “Funds”) that you ought to know before investing. Please read it carefully before investing and retain it for future reference.

An investment in The North Country Funds is not a deposit in or guaranteed by Glens Falls National Bank & Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Investment in the Funds involves the possible loss of principal invested.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – The North Country Large Cap Equity Fund

INVESTMENT OBJECTIVE

The North Country Large Cap Equity Fund (the “Large Cap Fund”) seeks to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Large Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Growth Fund
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Operating Expenses	1.02%

Example: This Example is intended to help you compare the cost of investing in the Large Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Large Cap Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Large Cap Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for the Large Cap Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$104	$325	$563	$1,248

Portfolio Turnover: The Large Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Large Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Large Cap Fund's performance. During the most recent fiscal year, the Large Cap Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

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Principal Investment Strategies

The Large Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies.. The Large Cap Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than $5 billion at the time of purchase. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”). The Large Cap Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, REITs, Energy and Communication Services.

North Country Investment Advisers, Inc. (the “Adviser”) attempts to outperform the Large Cap Fund’s benchmark index by varying the number and percentages of the Large Cap Fund’s holdings, and emphasizing one or more sectors in selecting its investments. The Large Cap Fund selects portfolio securities based on its analysis of various factors including price/earnings ratios, the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities.

The Adviser will utilize a buy and hold approach, generally maintaining its position in a company's stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals.

Principal Investment Risks

You could lose money on your investment in the Large Cap Fund, or the Large Cap Fund may not perform as well as other possible investments. The net asset value of the Large Cap Fund's shares will fluctuate based on the value of the securities held in its portfolio. As with any mutual fund, there can be no guarantee that the investment objective of the Large Cap Fund will be achieved. An investment in the Large Cap Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Market Risk. The net asset value of the Large Cap Fund will fluctuate based on changes in the value of the securities in which the Large Cap Fund invests. The Fund invests in equity securities (such as stocks), which are generally more volatile and carry more risk than some other forms of investments. The price of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Stock prices in general may decline over short or extended periods of time, lowering the value of the Large Cap Fund’s investments. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates, terrorism, war, natural disasters, and epidemics. There is also a risk that the Large Cap Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Investing in Mutual Funds. All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer's securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

Liquidity Risk. The Large Cap Fund may invest in securities that are or become illiquid, and the Large Cap Fund may not be able to sell such securities at the time and/or the price the Adviser believes would be advantageous.

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Manager Risk. Investment in the Large Cap Fund involves the risk that the Adviser's assessment of the growth potential of specific securities may prove incorrect.

Foreign Securities Risk. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies that may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity, increased market risk due to regional economic and political instability, and the threat of nationalization and expropriation.

Large Cap Stock Risk – Because the investment focus of the Large Cap Fund is on large cap stocks, the value of the Large Cap Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole because investments in larger, more established companies may involve certain risks associated with their larger size. For example, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Performance

Prior to March 30, 2021, the Large Cap Fund was known as the North Country Equity Growth Fund and the strategy of the Large Cap Fund differed from its current strategy. Accordingly, performance of the Large Cap Fund for periods prior to March 30, 2021 may not be representative of the performance the Large Cap Fund would have achieved had the Large Cap Fund been following its current strategy.

The bar chart and table that follow provide some indication of the risks of investing in the Large Cap Fund by showing changes in the performance of the Large Cap Fund from year to year and by showing how the Large Cap Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance as well as with a performance average of similar mutual funds. Please remember that the Large Cap Fund's past performance (before and after taxes) is not an indication of how the Large Cap Fund will perform in the future.

Annual Total Return for Years Ended December 31,

During the periods shown in the bar chart above, the Large Cap Fund's best quarterly performance was 21.11% (quarter ended June 30, 2020) and its lowest quarterly performance was -16.55% (quarter ended December 31, 2018). For the period January 1, 2021 through February 28, 2021, the return for the Large Cap Fund was -0.51%.

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AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2020)

	1 YEAR	5 YEARS	10 YEARS
Large Cap Fund
Return before taxes	24.67%	15.50%	13.46%
Return after taxes on distributions	21.63%	13.69%	12.09%
Return after taxes on distributions and sale of Fund shares	16.68%	12.15%	10.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
Lipper Large Cap Growth Index	38.60%	19.55%	15.80%

The after-tax returns in the returns table above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Large Cap Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Management

North Country Investment Advisers, Inc. is the Large Cap Fund’s investment adviser. Adam M. Horowitz, Alina Kindron, and Frederick J. Schwerd serve as the Large Cap Fund’s co-portfolio managers. Mr. Horowitz, Assistant Vice President and Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Large Cap Fund since August 9, 2018. Ms. Kindron, Assistant Vice President and Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Large Cap Fund since May 27, 2019, and Mr. Schwerd, Vice President and Senior Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Large Cap Fund since September 30, 2019.

PURCHASE AND SALE OF FUND SHARES

The Large Cap Fund accepts investments in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$500	$100
Corporate, partnership or trust accounts	$500	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

You may purchase and redeem shares of the Large Cap Fund on any day that the New York Stock Exchange is open for trading, by mail as indicated below, by telephone (888-350-2990), or through a financial intermediary.

via Regular Mail	via Overnight Mail
The North Country Funds	The North Country Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, Nebraska 68022-3474
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Tax Information

The Large Cap Fund intends to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as qualified dividend income, ordinary income or capital gains, unless you are investing through an IRA, 401(k) plan or other tax-advantaged investment account. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Large Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Large Cap Fund and its related companies may pay the intermediary for the sale of Large Cap Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Large Cap Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY – The North Country Intermediate Bond Fund

Investment Objective

The investment objective of the North Country Intermediate Bond Fund (the “Bond Fund”) is to provide investors with total return based primarily on current income with minimum fluctuation of principal value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Bond Fund
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.36%

Total Annual Operating Expenses (1)	0.86%
Fee Waiver (2)	(0.05)%
Total Annual Operating Expenses After Fee Waiver (2)	0.81%

(1) Total Annual Fund Operating Expenses may not match the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus. The ratios reflect only the direct operating expenses of the Fund and do not include fees and expenses of any acquired funds.

(2) Effective April 1, 2021, North Country Investment Advisers, Inc. (the “Adviser”) has agreed to waive, through March 31, 2022, a portion of its advisory fees, which reduces the 0.50% contractual fee rate by 0.05% to 0.45%. This waiver may not be terminated prior to that date without the approval of the Trustees of The North Country Funds.

Example: This Example is intended to help you compare the cost of investing in the Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Bond Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for the Bond Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$83	$269	$472	$1,056

Portfolio Turnover: The Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Bond Fund's performance. During the most recent fiscal year, the Bond Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

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Principal Investment Strategies

The Bond Fund will invest at least 80% of its net assets plus borrowings in bonds. The Bond Fund seeks to achieve its investment objective by investing substantially all of its net assets in U.S. dollar denominated investment grade bonds or debt securities. These may include corporate and U.S. government bonds and mortgage-backed securities. Portfolio securities shall be rated within the top four ratings categories by nationally recognized statistical ratings organizations (“NRSROs”) such as Moody's Investors Services, Inc. (“Moody’s”) and Standard & Poor's Financial Services LLC (“S&P”), when purchased. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and a dollar-weighted average maturity between 1 and 10 years.

The Bond Fund will invest in corporate bonds without regard to industry or sector based on the Adviser's analysis of each target security's structural and repayment features, current pricing and trading opportunities as well as the credit quality of the issuer.

The Adviser may sell an obligation held by the Fund when the reasons for buying or holding it no longer apply. If the rating on an obligation held by the Bond Fund is reduced below the Bond Fund's ratings requirements, the Adviser will sell the obligation only when it is in the best interests of the Bond Fund's shareholders to do so.

Principal Investment Risks

You could lose money on your investment in the Bond Fund, or the Bond Fund may not perform as well as other possible investments. The net asset value of the Bond Fund's shares will fluctuate based on the value of the securities held in its portfolio. As with any mutual fund, there can be no guarantee that the investment objective of the Bond Fund will be achieved. An investment in the Bond Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities are generally more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates generally has on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) may be purchased by the Bond Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. With respect to U.S. government securities, which are securities issued by the U.S. government or one of its agencies or instrumentalities, some, but not all, U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury, and some are backed only by the credit of the issuing organization.

Extension Risk. The Bond Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Bond Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Market Risk. The net asset value of the Bond Fund will fluctuate based on changes in the value of the securities in which the Bond Fund invests. Although equity investments generally have greater price volatility than fixed income investments, under certain market conditions fixed income investments may have comparable or greater price volatility. Market prices of investments held by the Bond Fund can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Bond prices in general may decline over short or extended periods of time, lowering the value of the Bond Fund’s investments. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting markets generally, such as terrorism, war, natural disasters, and epidemics.

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There is also a risk that the Bond Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Liquidity Risk. The Bond Fund may invest in securities that are or become illiquid, and the Bond Fund may not be able to sell such securities at the time and/or the price the Adviser believes would be advantageous.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer's securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

Mortgage-backed Securities and Prepayment Risk. Certain portfolio securities of the Bond Fund, such as mortgage-backed securities, are subject to the risk of unscheduled prepayments resulting from a decline in interest rates. These prepayments may have to be reinvested at a lower rate of return. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Manager Risk. Investment in the Bond Fund involves the risk that the Adviser's assessment of the performance or value of a specific security may prove incorrect.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P and Moody's. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Bond Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

Investing in Mutual Funds. All mutual funds carry a certain amount of risk. You may lose money on your investment in the Bond Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Bond Fund cannot give any assurance that its investment objective will be achieved.

Foreign Securities Risk. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies that may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity, increased market risk due to regional economic and political instability, and the threat of nationalization and expropriation.

Performance

The bar chart and table that follow provide some indication of the risks of investing in the Bond Fund by showing changes in the performance of the Bond Fund from year to year and by showing how the Bond Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance as well as with a performance average of similar mutual funds. Please remember that the Bond Fund's past performance (before and after taxes) is not an indication of the Fund’s future performance.

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Annual Total Return for Years Ended December 31,

During the periods shown in the bar chart above, the Bond Fund's best quarterly performance was 4.45% (quarter ended June 30, 2020) and its lowest quarterly performance was -3.18% (quarter ended December 31, 2016). For the period January 1, 2021 through February 28, 2021, the return for the Bond Fund was -1.77.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2020)

	1 YEAR	5 YEARS	10 YEARS
Bond Fund
Return before taxes	5.99%	3.51%	2.81%
Return after taxes on distributions	5.20%	2.72%	2.00%
Return after taxes on distributions and sale of Fund shares	3.57%	2.34%	1.81%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
ICE Bank of America Merrill Lynch Corp/Govt. 1-10 Year Index	6.30%	3.66%	3.17%

The after-tax returns in the returns table above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Bond Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

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Management

North Country Investment Advisers, Inc. is the Bond Fund’s investment adviser. Alina Kindron, Adam M. Horowitz, and Frederick J. Schwerd serve as the Bond Fund’s co-portfolio managers. Ms. Kindron, Assistant Vice President and Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Bond Fund since August 9, 2018. Mr. Horowitz, Assistant Vice President and Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Bond Fund since May 27, 2019, and Mr. Schwerd, Vice President and Senior Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Bond Fund since September 30, 2019.

Purchase and Sale of Fund Shares

The Bond Fund accepts investment in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$500	$100
Corporate, partnership or trust accounts	$500	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

You may purchase and redeem shares of the Bond Fund on any day that the New York Stock Exchange is open, by mail as indicated below, by telephone (888-350-2990), or through a financial intermediary.

via Regular Mail	via Overnight Mail
The North Country Funds	The North Country Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, Nebraska 68022-3474

Tax Information

The Bond Fund intends to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through an IRA, 401(k) plan or other tax-advantaged investment account. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Bond Fund and its related companies may pay the intermediary for the sale of Bond Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Bond Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT

STRATEGIES AND RELATED RISKS

The following discussion provides additional information about the investment strategies and risks of each Fund. Each Fund’s investment objective is a fundamental policy and cannot be changed without the approval of a majority of a Fund's outstanding shares.

PRINCIPAL INVESTMENT STRATEGIES

LARGE CAP FUND

To achieve its investment objective, the Large Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies.. The Large Cap Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than $5 billion at the time of purchase. The Large Cap Fund is subject to a formal policy that it will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days’ notice to shareholders. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”). For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

The Adviser selects portfolio securities for investment by the Fund based primarily on its analysis of various factors which influence the issuer's fundamental investment value and prospects for long-term growth. The Adviser determines the investment value of each portfolio security by screening certain financial indicators such as the price-to-earnings ratio, the return on equity, and cash flow using proprietary quantitative techniques. The Adviser also considers the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities in order to evaluate a company's growth prospects.

The Large Cap Fund will not concentrate in any particular industry. The Adviser intends to invest the Large Cap Fund's portfolio among numerous industries in companies that have consistent operating histories, strong management teams and favorable growth prospects.

The Large Cap Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, REITs, Energy and Communications Services. The Adviser, in its sole discretion, determines which and to what extent each sector is to be represented in the Large Cap Fund's portfolio and will purchase or sell portfolio securities if it believes that a particular sector should or should not be included in the Large Cap Fund's investments. However, the extent to which the Adviser invests in any particular sector will be governed, to a large degree, by market conditions.

The Adviser will utilize a buy and hold approach, generally maintaining its position in a company's stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals.

The frequency of the Large Cap Fund's portfolio transactions will vary from year to year. Since the Large Cap Fund's investment policies emphasize long-term investment in the securities of companies with favorable growth prospects, the Adviser does not anticipate frequent changes in investments and the Large Cap Fund's portfolio turnover rate is expected to be relatively low.

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BOND FUND

The Bond Fund seeks to provide investors with total return based primarily on current income with minimum fluctuation of principal value. The Bond Fund generally invests substantially all of its net assets, without regard to market sector or industry, in U.S. dollar-denominated investment grade bonds or debt securities issued by corporate entities, the U.S. government, or its agencies or instrumentalities and municipalities. These may include certain mortgage-backed securities. The Bond Fund will invest at least 80% of its net assets plus borrowings in bonds. This policy will not be changed without 60 days' notice to shareholders.

The Bond Fund uses the ICE Bank of America Merrill Lynch Corp/Govt. 1-10 Year Index (the “Index”) as a general guide in structuring the Bond Fund and selecting its investments with respect to average quality and maturity and will manage the Bond Fund to have interest rate and credit risk characteristics that are similar to that of the Index. Portfolio securities are rated in the top four ratings categories by NRSROs such as Moody’s and S&P when purchased. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of “A” or better and a dollar-weighted average maturity between 1 and 10 years. In determining a security's maturity for purposes of calculating the Bond Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

In buying and selling portfolio securities for the Bond Fund, the Adviser also considers a security's structural features such as duration, the amount of any premium or discount, repayment or distribution schedules, and callable dates in the context of current market conditions and short-term trading opportunities. The Adviser may sell an obligation held by the Bond Fund when the reasons for buying or holding it no longer apply. However, the Bond Fund may not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Adviser will consider such reduction in its determination of whether the Bond Fund should continue to hold the security in its portfolio.

NON-PRINCIPAL INVESTMENT STRATEGIES

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If either Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective when taking such a position. The Funds reserve the right to invest all of their assets in temporary defensive positions.

Active and Frequent Trading. Each Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. Frequent and active trading may cause adverse tax consequences for shareholders by increasing the amount of a Fund's realized capital gains, which in turn may result in increased taxable distributions to shareholders, and by increasing the proportion of the Fund’s realized capital gains that are short-term capital gains, which when distributed are generally taxable to shareholders at ordinary income rates.

Illiquid Securities. Each Fund may invest up to 15% of its respective net assets in illiquid securities. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Securities Lending. Each Fund may lend its portfolio securities to broker-dealers in amounts equaling no more than 33-1/3% of that Fund's total assets for money management purposes. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations.

Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. The Funds do not use borrowing as a principal investment strategy. To reduce its indebtedness, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund.

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Repurchase Agreements. Each Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities ("collateral") at a predetermined price or yield.

INVESTMENT RISKS

PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE LARGE CAP FUND AND THE BOND FUND

Investing in Mutual Funds. All mutual funds carry a certain amount of risk. You may lose money on your investment in either of the Funds. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer’s securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel. Lower-quality debt securities tend to be more sensitive to these changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

Foreign Securities Risk. Each Fund may invest in the securities of foreign domiciled companies through the purchase of ADRs or the purchase of U.S. dollar denominated foreign securities that are traded in U.S. markets. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies, foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity as a result of inadequate trading volume, the difficulty in obtaining or enforcing a judgment abroad, increased market risk due to regional economic and political instability, foreign withholding or other taxes, the threat of nationalization and expropriation and an increased potential for corrupt business practices in certain foreign countries.

Liquidity Risk. The Funds may invest in securities that are or become illiquid. A Fund may not be able to sell these illiquid investments at the times and/or the prices the Adviser believes to be advantageous. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector.

Market Risk. The net asset value of each Fund will fluctuate based on changes in the value of the securities in which the Fund invests. Although equity investments generally have greater price volatility than fixed income investments, under certain market conditions fixed income investments may have comparable or greater price volatility. Market prices of investments held by a Fund can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Stock and/or bond prices in general may decline over short or extended periods of time, lowering the value of a Fund’s investments. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting markets generally. There is also a risk that a Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

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An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) may exacerbate other pre-existing political, social, economic, market and financial risks. The effects of these outbreaks in developing or emerging market countries may be greater due to less established health care systems. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways. Any such impact could adversely affect the value and liquidity of each Fund’s investments, impair each Fund’s ability to satisfy redemption requests, and negatively impact each Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Funds by their service providers.

Manager Risk. Investment in the Large Cap Fund involves the risk that the Adviser's assessment of the growth potential of specific securities may prove incorrect. Investment in the Bond Fund involves the risk that the Adviser's assessment of the performance or value of a specific security may prove incorrect.

PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE LARGE CAP FUND

Large Cap Stock Risk. Because the investment focus of the Large Cap Fund is on large cap stocks, the value of the Large Cap Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole and can perform differently from the value of the market as a whole because investments in larger, more established companies may involve certain risks associated with their larger size. For example, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE BOND FUND

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities are generally more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates generally has on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) may be purchased by the Bond Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. With respect to U.S. government securities, which are securities issued by the U.S. government or one of its agencies or instrumentalities, some, but not all, U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury, and some are backed only by the credit of the issuing organization.

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Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P, and Moody's. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Bond Fund and, as a result, may adversely affect those securities' perceived or actual credit risk. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events.

Extension Risk. The Bond Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Bond Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Mortgage-Backed Securities and Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments may have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Bond Fund.

At times, some of the mortgage-backed securities in which the Bond Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Bond Fund to experience a loss equal to any unamortized premium.

In addition, the value of mortgage-backed securities will be influenced by the factors affecting the housing market and the mortgages underlying such securities. As a result, during periods of difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

NON-PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE LARGE CAP FUND AND BOND FUND

Securities Lending Risk. Securities lending transactions involve risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, a Fund would suffer a loss and you could lose money on your investment.

Borrowing Risk. If a Fund borrows money, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so in order to reduce its indebtedness. In addition, interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund.

Repurchase Agreement Risk. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

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PORTFOLIO HOLDINGS. The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings are available in the Statement of Additional Information, which may be requested free of charge by calling (888) 350-2990.

MANAGEMENT

The business of the Funds is managed under the direction of the Board of Trustees (the "Board") of the Trust. The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Funds.

THE ADVISER

The Adviser has been retained under an Investment Advisory Agreement with The North Country Funds (the “Trust”), on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the SEC. The Adviser's principal office is located at 250 Glen Street, Glens Falls, New York 12801.

The Adviser is a wholly-owned subsidiary of Glens Falls National Bank & Trust Company ("GFNB"). Founded in 1851, GFNB is a nationally-chartered commercial bank headquartered in Glens Falls, New York, which provides a wide variety of banking and advisory services to private clients and retirement plans. As of December 31, 2020, GFNB provides personal, corporate and institutional banking, investment management and custodial services for accounts having an aggregate market value in excess of $1.659 billion under management through its Wealth Management Division.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for each Fund and is responsible for the purchase and sale of securities for each Fund's portfolio. The Adviser provides each Fund with investment advice, supervises each Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Funds is available in the Funds’ most recent annual report to shareholders for the fiscal year ended November 31, 2020.

PORTFOLIO MANAGERS

Alina Kindron, a portfolio manager of the Bond Fund since August 9, 2018 and a portfolio manager of the Large Cap Fund since May 27, 2019, shares primary responsibility for the management and day-to-day implementation of the Bond Fund’s and the Large Cap Fund’s investment strategies. Ms. Kindron, Portfolio Manager of the Adviser, has been employed with GFNB since 2007, and is an Assistant Vice President and Investment Officer of GFNB, managing investments for individuals, trusts, endowments, foundations and pension plans. Ms. Kindron was awarded the Accredited Asset Management Specialist (AAMS) designation from The College for Financial Planning.

Ms. Kindron is a graduate of the Academy of Economic Studies in Bucharest, Romania with a Bachelor’s degree in Finance, Insurance, Banking and Capital Markets.

Adam M. Horowitz, a portfolio manager of the Large Cap Fund since August 9, 2018 and a portfolio manager of the Bond Fund since May 27, 2019, shares primary responsibility for the management and day-to-day implementation of the Large Cap Fund’s and the Bond Fund’s investment strategies. Mr. Horowitz, Portfolio Manager of the Adviser, has been employed with GFNB since 2018, and is an Assistant Vice President and Investment Officer of GFNB, managing investments for individuals, trusts, endowments, foundations and pension plans. Prior to joining GFNB, Mr. Horowitz served as a Portfolio Manager in the Private Wealth Management Division of another trust company.

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Mr. Horowitz received a Bachelor of Science in Business Administration degree from The State University of New York at Albany and an MBA from The State University of New York at Albany.

Frederick J. Schwerd, a portfolio manager of the Bond Fund since September 30, 2019 and a portfolio manager of the Large Cap Fund since September 30, 2019 shares primary responsibility for the management and day-to-day implementation of the Bond Fund’s and the Large Cap Fund’s investment strategies.

Mr. Schwerd, Portfolio Manager of the Adviser, has been employed with GFNB since 2019, and is a Vice President and Senior Investment Officer of GFNB, managing investments for individuals, trusts, endowments, foundations and pension plans. Prior to joining GFNB, Mr. Schwerd managed short-term and intermediate-term multi-asset fixed income accounts for institutional and high net worth clients at The Ayco Company (a Goldman Sachs Company).

Mr. Schwerd received a Bachelor of Arts in Economics degree from Hartwick College.

ADVISORY FEE

In consideration for the services rendered by the Adviser, the Funds paid the Adviser as follows:

Percentage of average daily net
assets for the fiscal year ended 11/30/2020

Large Cap Fund……………………	0.75%
Bond Fund………………………	0.50% (1)

(1) Effective April 1, 2021, the Adviser has agreed to waive, through March 31, 2022, a portion of its advisory fees, which reduces the 0.50% contractual fee rate by 0.05% to 0.45%. This waiver may not be terminated prior to that date without the approval of the Trustees of the Trust.

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares in each Fund he manages.

ADMINISTRATOR and TRANSFER AGENT

The Funds’ administrator and transfer agent is Gemini Fund Services, LLC ("Gemini" or the "Administrator" or "Transfer Agent"), which has its principal office at 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474. Gemini is primarily in the business of providing administrative, fund accounting and transfer agency services to retail and institutional mutual funds.

Gemini provides administrative, executive and regulatory services to each Fund. It supervises the preparation of each Fund's tax returns and coordinates the preparation of reports to and filings with the SEC and various state securities authorities, subject to the supervision of the Trust’s Board of Trustees. Gemini's transfer agency service is located at 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474.

DISTRIBUTOR

Northern Lights Distributors, LLC ("the Distributor"), an affiliate of Gemini, has entered into an Underwriting Agreement with the Trust to serve as the principal underwriter for each Fund and the distributor for each Fund's shares. The Distributor is located at 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474.

YOUR ACCOUNT

TYPES OF ACCOUNTS

If you are making an initial investment in a Fund, you will need to open an account. You may establish the following types of accounts:

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Individual, Sole Proprietorship and Joint Accounts. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

Uniform Gift or Transfer to Minor Accounts (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act.

These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor's social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

Corporate and Partnership Accounts. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

•       For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

•       For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

•       An authorized officer of the corporation or other legal entity must sign the application.

Trust Accounts. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification of trust, or the pages from the trust document that identify the trustee(s).

Retirement Accounts. Each Fund offers IRA accounts, including traditional IRA, Roth IRA, Rollover IRA, Education IRA, SIMPLE IRA, SEP IRA and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Once you have chosen the type of account and the Funds in which you wish to invest, you are ready to establish an account.

Anti-Money Laundering and Customer Identification Programs

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When completing a new account application form, we will ask for your name, address, date of birth, social security number/Tax ID number and other information that will allow us to identify you. We may also ask to see other identifying documents. Until you provide the information or documents we need, we may not be able to open an account or effect any additional transactions for you.

When opening an account for a foreign business, enterprise or a non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

General Information

The Funds do not issue share certificates. You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

During unusual market conditions, a Fund may temporarily suspend or discontinue any service or privilege.

Each Fund reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased.

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After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number (see mailing addresses below). Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier's checks, money orders, or credit card. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund(s) purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Minimum Initial Purchases:

Each Fund accepts investments in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$500	$100
Corporate, partnership or trust accounts	$500	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

The Trust or Adviser may waive or lower these minimums in certain cases. You must complete and sign an application for each type of account you open with each Fund.

Method of Purchase

By Mail

You may open an account by mailing a completed and signed account application, together with a check, to:

via Regular Mail	via Overnight Mail
The North Country Funds	The North Country Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, Nebraska 68022-3474

Transactions through the Funds’ Website

You may purchase the Funds’ shares and redeem the Funds’ shares through the website www.northcountryfunds.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.

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While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds or their transfer agent, distributor or adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

By Telephone

Once an account has been established, you may purchase additional shares by telephone, by calling (888) 350-2990.

By Wire

After you have obtained an account number, you may purchase shares of a Fund by wiring federal funds. Please call the Fund at (888) 350-2990 to receive wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plans

You may invest a specified amount of money in a Fund monthly or quarterly. These payments are taken from your bank account by automated clearinghouse ("ACH") payment.

To open an Automatic Investment Plan account, call or write to us to request an "Automatic Investment" form. Complete and sign the form, and return it to us along with a voided check for the bank account from which payments will be made.

Transactions Through Third Parties

If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Banks, brokers, retirement plans and financial advisors may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

How to Pay for Your Purchase of Shares

You may purchase shares of a Fund by check, ACH, or wire. All payments must be in U.S. dollars.

Checks. All checks must be drawn on U.S. banks and made payable to "North Country Funds". No other method of check payment is acceptable (for instance, you may not pay by traveler’s check).

ACH Payments. Instruct your financial institution to make an ACH payment to us. These payments typically take two days. Your financial institution may charge you a fee for this service.

Wires. Call the Fund at (888) 350-2990 to receive wiring instructions and to notify the Fund that a wire transfer is coming. Your financial institution may charge you a fee for this service.

Good Order

When making a purchase request, make sure your request is in good order.

"Good order" means your purchase request includes:

•         the name of the Fund

•         the dollar amount of shares to be purchased

•         a completed account application

•         if you are purchasing your shares by check, a check payable to "North Country Funds"

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Limitations on Purchases

The Trust reserves the right to refuse any purchase request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in the Trust's view, is likely to engage in excessive trading. Trading is generally considered excessive if a substantive exchange or redemption occurs within 30 days of the purchase of Fund shares. Please see the Trust’s policy on frequent purchases and redemptions of Fund shares in the Section entitled How to Sell (Redeem) Shares.

Canceled or Failed Payments

The Trust accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund whose shares you are purchasing or the Transfer Agent and the Fund may redeem other shares you own in the account as reimbursement. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment. If we cancel your purchase due to non-payment, you will be responsible for any loss the relevant Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

HOW TO SELL (REDEEM) SHARES

You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Shares may be purchased by electronic bank transfer, by check, or by wire.  You may receive redemption proceeds by electronic bank transfer or by check.  Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your completed redemption request in good order as described below. See "Redemption Procedures" below. In an effort to mitigate the risk of identity theft, the Funds will not permit redemption proceeds to be paid to someone other than the registered owner of the account.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. We will generally send your redemption to you within seven days after we receive your redemption request. During unusual market conditions, a Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. If you purchase your shares by check, a Fund may delay sending the proceeds from your redemption request until your check has cleared.

Neither Fund can accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (888) 350-2990 for further information. We will not process your mailed redemption request if it is not in proper form ("Redemption Procedures"). However, we will notify you if your redemption request is not in proper form.

Redemption Procedures

By Mail

To redeem shares by mail, prepare a written request in proper form which must include:

  Your name(s) and signature(s) and the name(s) and signature(s) of any other person listed on the account;
  The name of the Fund, and your account number;
  The dollar amount or number of shares you want to redeem;
  How and where to send your proceeds;
  A Medallion Signature Guarantee, if required (see "Signature Guarantee Requirements" below); and
  Any other legal documents required for redemption requests by corporations, partnerships or trusts.
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Mail your request and documentation to:

via Regular Mail	via Overnight Mail
The North Country Funds	The North Country Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, Nebraska 68022-3474

By Wire

You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. A $15 fee will be charged to send the redemption proceeds by wire.

Wire requests are only available if your redemption is for $10,000 or more.

To request a wire redemption, mail or call us with your request (See "By Mail"). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

By Telephone

We accept redemption requests by telephone only if you have elected telephone redemption privileges on your account application or a separate form.

To redeem shares by telephone, call us with your request. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - See "By Wire" above)

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive.

Neither the Funds nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

Automatic Redemption

If you own shares of a Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account in your name by ACH payment. Automatic requests must be for at least $100.

To set up periodic redemptions automatically, call or write us for an "Automatic Redemption" form. You should complete the form and mail it to us with a voided check for the account into which you would like the redemption proceeds deposited.

Transactions through the Funds’ Website

You may redeem the Funds’ shares through the website www.northcountryfunds.com, as more fully described above.

Medallion Signature Guarantee Requirements

To protect you and the Trust against fraud, signatures on certain requests must have a "Medallion Signature Guarantee." A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but NOT from a notary public.

For requests made in writing a Medallion Signature Guarantee is required for any of the following:

  Redemption of over $50,000 worth of shares;
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  Changes to a record name or address of an account;
  Redemption from an account for which the address or account registration has changed within the last 30 days;
  Sending proceeds to any address, brokerage firm or bank account that is in your name, but not in our records;
  Changes to automatic investment or redemption programs, distribution options, telephone or wire redemption privileges or any other election in connection with your account.

Small Accounts

If the value of your account falls below $500 ($250 for UGMA and IRA accounts), a Fund may ask you to increase your balance. If the account value is still below $500 after 30 days, the Fund may close your account and send you the proceeds. The Funds will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

Redemption in Kind

The Trust reserves the right to make redemptions "in kind" --- payment of redemption proceeds in portfolio securities rather than cash --- if the amount requested is large enough to affect Fund operations (for example, if the amount of the redemption is the greater of $250,000 or 1% of a Fund's net assets). To the extent that a shareholder receives his or her proceeds "in kind," the shareholder will bear the market risk associated with those portfolio securities until they are converted to cash and the shareholder will bear the brokerage costs to convert those securities to cash.

Good Order

Your redemption request will be processed if it is in “good order.” Once the Fund(s) receive your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order,” as described below, will not be sent until the check used for your purchase has cleared your bank. To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify the name of the Fund and your account number;
•	Any other legal documents required for redemption requests by corporations, partnerships or trusts;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Transferring Registration

To transfer the registration of your shares in a Fund to another owner, please contact the Transfer Agent at (888) 350-2990 for specific information concerning required documentation.

Lost Accounts

The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent is able to determine your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund in which such lost account is

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invested. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

How to Contact the Funds

For more information about each Fund or your account, you may write to us at:

via Regular Mail via Overnight Mail

The North Country Funds The North Country Funds

c/o Gemini Fund Services, LLC c/o Gemini Fund Services, LLC

P.O. Box 541150 4221 North 203rd Street, Suite 100

Omaha, NE 68154 Elkhorn, Nebraska 68022-3474

Or you may call us toll free at (888) 350-2990.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. The Funds’ Board of Trustees has adopted a Market Timing and Exchange Policy (the “Policy”) to monitor frequent purchases and redemptions by Fund shareholders in an attempt to detect and discourage market timing. The Funds may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

To prevent disruption in the management of the Funds, excessive trading or exchange activity is limited. Generally, trading or exchange activity is considered excessive if a substantive exchange or redemption occurs within 30 days of purchase. An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. The Trust may accept purchases or exchanges in excess of Policy guidelines if it believes that granting such exceptions is in the best interest of the Fund and the purchase or exchange is not part of a market timing strategy. Exceptions to the Policy must be approved by authorized persons, noted and maintained on a master exception log and reported to the Board of Trustees quarterly.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.

For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing.

However, the Funds will work with brokers and other financial intermediaries that sell shares of the Funds, including those maintaining omnibus accounts with the Funds, to identify market timing transactions and enforce the Funds’ Market Timing and Exchange Policy.

It is a violation of Policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Trust’s Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of either Fund or its other shareholders.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

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WHEN AND HOW NAV IS DETERMINED

The price per share of each Fund is known as the "net asset value" per share ("NAV").

Each Fund's NAV is determined at the close of trading (generally 4:00 p.m.) (“Valuation Time”) on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed for business on most national holidays and on Good Friday. We will price your order at the NAV next calculated after the Fund receives your order in proper form. A Fund's NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the SEC. Only purchase, exchange or redemption orders accepted by a Fund or a financial intermediary, which has entered into agreements with a Fund's distributor, before the Valuation Time will be effective at that day’s price. If you purchase shares through a financial intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your financial intermediary regarding purchases, exchanges and redemptions. If a financial intermediary holds your shares, it is the responsibility of the financial intermediary to send your purchase, exchange or redemption order to a Fund.

Your financial intermediary may have an earlier cut-off time for purchase, exchange or redemption orders.

If a security or securities that a Fund owns are traded when the NYSE is closed (for example, in an after-hours market) the value of the Fund's assets may be affected on days when that Fund is not open for business. In addition, trading in some of a Fund's assets may not occur on days when the Fund is open for business. Each Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

Fund portfolio securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (NOCP). Fund portfolio securities not traded or dealt in upon any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, the mean of the current bid and ask prices. Investments for which no sales are reported are valued at the mean between the current bid and ask price. Certain short-term securities may be valued on the basis of amortized cost.

If a security does not have a readily available market quotation, the Funds value the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds’ Board. The types of securities for which fair value pricing is required include, but are not limited to:

  Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a lapse in the provision of a price by the regular pricing source);
  Securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the absence of current sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;
  Securities determined to be illiquid; and
  Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations under the supervision of the Board, in good faith, in accordance with procedures adopted by the Board. There is no assurance that a Fund would obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

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DISTRIBUTIONS

Each Fund distributes its net investment income, such as dividends from stocks and interest from bonds and other debt securities, and its net realized capital gains, for example when it sells securities for a higher price than it paid, to shareholders. Net short-term capital gains are treated as ordinary income, for U.S. federal income tax purposes, when distributed to shareholders.

The Large Cap Fund intends to distribute dividends of net investment income, if any, on an annual basis. The Bond Fund intends to distribute dividends of net investment income on a monthly basis. Each Fund will distribute net realized capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Holders become entitled to receive distributions on the day after the shares are reflected on the books of the transfer agent.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to a Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Long-term vs. Short-term capital gains:

• Long-term capital gains are realized on securities held (or deemed to be held) by the Fund for more than one year.

• Short-term capital gains are realized on securities held (or deemed to be held) by the Fund for one year or less.

FEDERAL TAX CONSIDERATIONS

Your investment may have tax consequences that you should consider. Some of the more common federal income tax consequences are described here but you should consult your tax advisor about your particular situation. Although it is not an investment objective, each Fund's Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for a Fund's shareholders.

Taxes on Distributions. Each Fund intends to operate in a manner such that the Fund itself will not be liable for Federal income or excise tax. However, distributions to you, whether received in cash or reinvested in additional shares of a Fund, may be subject to Federal, state and local tax. Distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable as long-term capital gains includable in net capital gain and taxed to individuals at reduced rates.

Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less and gains on the sale of or payment on bonds that are characterized as market discount are taxable to you as ordinary income. Properly reported distributions of “qualified dividend income” are taxable to you at the reduced rates that apply to net capital gain provided that both you and the Fund meet certain holding period and other requirements.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals as well as certain estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, exchange or redemption of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Early in each calendar year, each Fund will mail to you reports containing information about that Fund's distributions during the previous year. Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

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Taxes on Sales, Exchanges and Redemptions of Shares. A sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from a sale, exchange or redemption of your Fund shares will generally be subject to tax as either long-term or short-term capital gain, depending upon the length of time you owned the shares. Any loss from the sale, exchange or redemption of your Fund shares is generally treated as either long-term or short-term capital loss, depending upon the length of time you owned the shares.

Upon the sale, exchange or redemption of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed on your consolidated Form 1099. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012.

Please contact the Funds at 888-350-2990 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Buying a Dividend. All distributions reduce the net asset value of a Fund's shares by the amount of the distribution. Unless your investment is in a tax-advantaged account, you may wish to avoid buying shares of a Fund shortly before a distribution. If you purchase shortly before a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding. Each Fund may be required to withhold U.S. Federal income tax from all taxable distributions and from redemption proceeds payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. Federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by the Funds’ Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

To the extent the Funds invest in other mutual funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

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THE NORTH COUNTRY FUNDS LARGE CAP EQUITY FUND FINANCIAL HIGHLIGHTS (For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$20.32	$18.99	$18.87	$15.54	$16.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.08	0.08	0.05	0.07	0.06
Net realized and unrealized gains on investments	4.44	2.55	1.28	3.59	0.27
Total from investment operations	4.52	2.63	1.33	3.66	0.33
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.08)	(0.05)	(0.07)	(0.07)	(0.05)
Distribution from net realized gains from security transactions	(1.28)	(1.25)	(1.14)	(0.26)	(0.74)
Total distributions	(1.36)	(1.30)	(1.21)	(0.33)	(0.79)
Net asset value, end of year	$23.48	$20.32	$18.99	$18.87	$15.54
Total return (2)	23.90%	15.25%	7.52%	23.96%	2.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$151,343	$136,366	$127,978	$127,703	$120,238
Ratios to average net assets:
Expenses	1.02%	1.04%	1.03%	1.03%	1.03%
Net investment income	0.40%	0.41%	0.29%	0.39%	0.43%
Portfolio turnover rate	5%	15%	22%	12%	21%

(1)	Net investment income per share is based on average shares outstanding during the year.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

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THE NORTH COUNTRY FUNDS INTERMEDIATE BOND FUND FINANCIAL HIGHLIGHTS (For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.58	$9.76	$10.17	$10.14	$10.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.18	0.21	0.19	0.17	0.17
Net realized and unrealized gains (losses) on investments	0.41	0.81	(0.41)	0.04	(0.04)
Total from investment operations	0.59	1.02	(0.22)	0.21	0.13
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.18)	(0.20)	(0.19)	(0.18)	(0.17)
Total distributions	(0.18)	(0.20)	(0.19)	(0.18)	(0.17)
Net asset value, end of year	$10.99	$10.58	$9.76	$10.17	$10.14
Total return (2)	5.66%	10.53%	(2.17)%	2.08%	1.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$92,354	$79,304	$71,188	$73,902	$78,565
Ratios to average net assets:
Expenses, before waiver	0.86%	0.88%	0.89%	0.88%	0.84%
Expenses, after waiver	0.86%	0.88%	0.89%	0.88%	0.82%
Net investment income	1.68%	2.00%	1.93%	1.67%	1.65%
Portfolio turnover rate	25%	22%	23%	18%	31%

(1)	Net investment income per share is based on average shares outstanding during the year.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

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EXCHANGE PRIVILEGE

You may exchange your shares in either Fund for shares of the other Fund at no charge. Be advised that exercising this privilege is really two transactions: a sale of shares in one Fund and the purchase of shares in another. Therefore, exchanges will typically have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise. Call (888) 350-2990 to learn more about exercising your exchange privilege.

COUNSEL AND INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Trust.

ORGANIZATION

Each Fund has been organized as a series of The North Country Funds, a Massachusetts business trust formed on June 1, 2000 and registered with the SEC as an open-end, management investment company on September 11, 2000. The shares of The North Country Funds may be offered in series in addition to the Large Cap Fund and the Bond Fund. Each series has, and each future series will have, its own investment objective, policies and investment restrictions and is designed to meet different investment needs.

It is not intended that either Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of each Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control a Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

FOR MORE INFORMATION

LEGAL COUNSEL	Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
INDEPENDENT REGISTERED	Cohen & Company, Ltd.
PUBLIC ACCOUNTING FIRM	1350 Euclid Avenue, Suite 800
Cleveland, OH 44115
ADMINISTRATOR AND	Gemini Fund Services, LLC
FUND ACCOUNTANT	4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474
TRANSFER AGENT	Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474
CUSTODIAN	Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
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The following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about each Fund and is incorporated by reference into this Prospectus.

You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at (888) 350-2990 (toll free) or you may visit www.northcountryfunds.com. You may also write to:

via Regular Mail	via Overnight Mail
The North Country Funds	The North Country Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, Nebraska 68022-3474

Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File Number: 811-10123

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THE NORTH COUNTRY FUNDS

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

THE NORTH COUNTRY LARGE CAP EQUITY FUND

(Formerly known as The North Country Equity Growth Fund)

Ticker: NCEGX

THE NORTH COUNTRY INTERMEDIATE BOND FUND

Ticker: NCBDX

Statement of Additional Information

March 31, 2021

This Statement of Additional Information is not a prospectus, but should be read in conjunction with The North Country Funds' Prospectus dated March 31, 2021. A copy of the Prospectus may be obtained by sending your request in writing, via regular mail, to The North Country Funds, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154, or, via overnight mail, to The North Country Funds, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, or by calling toll free at (888) 350-2990.

ORGANIZATION

The North Country Large Cap Equity Fund (the "Large Cap Fund") and The North Country Intermediate Bond Fund (the "Bond Fund"), collectively the "Funds", are each a series of The North Country Funds (the "Trust"), a business trust organized pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts on June 1, 2000. The Trust's principal office is located at c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

The Large Cap Fund and the Bond Fund were initially organized as Collective Investment Trusts sponsored by the Glens Falls National Bank & Trust Company on March 26, 1984 under New York law and the regulations of the United States Comptroller of the Currency. The Funds commenced operations as mutual funds regulated by the Securities and Exchange Commission (“SEC”) on March 1, 2001. Prior to their conversion into separate series of a registered investment company, investor participation in the Collective Investment Trusts was limited to qualified employee benefit plans, such as pension, profit sharing and 401(k) plans. Prior to March 30, 2021, the Large Cap Fund was known as The North Country Equity Growth Fund and the strategy of the Large Cap Fund differed from its current strategy. Accordingly, performance of the Large Cap Fund for periods prior to March 30, 2021 may not be representative of the Large Cap Fund had the Large Cap Fund been following its current strategy.

The Trust is a diversified, open-end management investment company. It is not intended that either Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of each Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control a Fund.

The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional funds will not alter the rights of the Funds' shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the assets of the Fund.

North Country Investment Advisers, Inc. (the “Adviser”) has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board of Trustees (see section entitled “Investment Advisory and Other Services” for more information).

INVESTMENT OBJECTIVES AND STRATEGIES

The following discussion describes the investment objective and principal investment strategies of each Fund. Each investment objective is a fundamental policy and cannot be changed without the approval of a majority of each Fund's outstanding shares. As with any mutual fund, there can be no guarantee that the investment objective of a Fund will be achieved.

THE LARGE CAP FUND

The Large Cap Fund seeks to provide investors with long-term capital appreciation. The Large Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies.. The Large Cap Fund may utilize certain derivatives for hedging purposes or to remain fully invested.

The Adviser selects portfolio securities based on its analysis of various factors including, price/earnings ratios, the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities. Portfolio securities may be sold as a result of various factors such as lack of performance, change in business direction, or adverse changes in other factors that were the basis for their purchase.

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THE BOND FUND

The investment objective of the Bond Fund is to provide investors with current income and total return with minimum fluctuation of principal value.

The Bond Fund seeks to achieve its investment objective by investing substantially all of its net assets in U.S. dollar denominated investment grade bonds or debt securities. These may include corporate and U.S. government bonds and mortgage-backed securities. Portfolio securities, when purchased by the Bond Fund, shall be rated within the top four ratings categories by nationally recognized statistical ratings organizations such as Moody's and Standard & Poor's. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and an average dollar-weighted maturity between 1 and 10 years.

The Bond Fund will invest in corporate bonds without regard to industry or sector based on the Adviser's analysis of each target security's structural and repayment features, current pricing and trading opportunities as well as the credit quality of the issuer.

If the rating on an obligation held by the Bond Fund is reduced below the Bond Fund's ratings requirements, the Adviser will sell the obligation only when it is in the best interests of the Bond Fund's shareholders to do so.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

INVESTING IN MUTUAL FUNDS

All mutual funds carry a certain amount of risk. You may lose money on your investment in either Fund. The following describes investment policies, risks and restrictions that are particular to each Fund as a result of each Fund's specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved.

ILLIQUID SECURITIES

No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with each Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of each Fund's portfolio securities and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser, acting on written guidelines set by the Trust's Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

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REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with respect to up to 10% of the value of the Fund’s total assets. A repurchase agreement involves the purchase by a Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of a Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), that Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase.

SECURITIES LOANS

Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets for money management purposes, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities loaned. Each Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable that Fund to exercise voting rights on any matters materially affecting the investment. The Funds may also call such loans in order to sell the securities. The Funds did not engage in securities lending during the most recent fiscal year.

BORROWING MONEY

Each Fund may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests. Each Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of each Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of each Fund tends to increase more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.

Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INVESTMENTS IN FOREIGN SECURITIES

Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve a risk of local, political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, or other government intervention. Foreign investments also involve the risk of possible embargoes or economic sanctions on a country, sector or issuer. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

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Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

Foreign investments may be subject to foreign withholding or other taxes on income, gains or proceeds with respect to such investments, which will reduce a Fund’s yield.

INVESTMENT COMPANY SECURITIES

A Fund may acquire the securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and consistent with its investment objective and strategies. Unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

INVESTMENT POLICIES SPECIFIC TO THE LARGE CAP FUND

The Large Cap Fund is subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.

EQUITY INVESTING GENERALLY

An investment in the Large Cap Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by the Fund may result in an adverse effect on the value of your investment. There can be no assurances that the Fund will be able to absorb (without significant loss of a portion of your investment) the potentially negative effects of such market decline.

STOCK MARKET VOLATILITY

Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Large Cap Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly.

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There is a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

COMMON STOCK

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

PREFERRED STOCK

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Large Cap Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

CONVERTIBLE SECURITIES

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Large Cap Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.

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Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Large Cap Fund's entire investment therein).

STANDARD & POOR'S DEPOSITARY RECEIPTS

The Large Cap Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment company sponsored by a wholly-owned subsidiary of the American Stock Exchange, LLC, which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") or the Dow Jones Industrial Average (the “DJIA”). SPDRs are listed on the NYSE ARCA Exchange (the "Exchange") and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index or the DJIA. The value of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market.

Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Large Cap Fund. Moreover, the Large Cap Fund's investment in SPDRs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Large Cap Fund due to transaction costs and other expenses. Additionally, the respective investment company's may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between the investment company and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and the investment company. Under these type circumstances, the value of the SPDRs held by the Large Cap Fund will have a negative impact on the net asset value of the Fund.

DERIVATIVES

CALL OPTIONS

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

PUT OPTIONS

A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period. The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates. There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that the Large Cap Fund may own or seek to own.

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OPTIONS ON FUTURES CONTRACTS

The Large Cap Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

OPTIONS ON STOCK INDEX FUTURES

Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the Large Cap Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

DEALER OPTIONS

The Large Cap Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to an exchange's clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Large Cap Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund will seek to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.

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In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Large Cap Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC takes the position that purchased dealer options are illiquid securities. The Large Cap Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Large Cap Fund will change its treatment of such instruments accordingly.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the Large Cap Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market price movements. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Large Cap Fund will be able to affect closing transactions at any particular time or at an acceptable price.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law, and unless otherwise specified in the prospectus, the Large Cap Fund may invest in futures contracts and related options for hedging purposes, such as to manage the effective duration of the Fund's portfolio. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

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Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Large Cap Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, for U.S. federal income tax purposes. See “Taxation” below.

Unlike when the Large Cap Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Large Cap Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Large Cap Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions, which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Each Fund has claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool” or “commodity pool operator”, respectively, under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swap transactions.

In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. Each Fund’s eligibility to claim the exclusion will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return.

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In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

The Large Cap Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes can limit the extent to which the Fund invests in commodity-related instruments.

Note about Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Large Cap Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Large Cap Fund from being able to achieve its investment objective.  It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Large Cap Fund or the ability of the Large Cap Fund to continue to implement its investment strategies. These and other new rules and regulations could, among other things, further restrict the Large Cap Fund’s ability to engage in, or increase the cost to the Large Cap Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Large Cap Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Large Cap Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements will expose the Large Cap Fund to new kinds of risks and costs.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 2022. As the Funds come into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted. In addition, Rule 18f-4 could restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of a Fund.

TEMPORARY INVESTMENTS

The Large Cap Fund may, as a temporary defensive measure, invest without limitation, in short-term debt securities and money market securities with a rating of A2-P2 or higher.

In order to have funds available for redemption and investment opportunities, the Large Cap Fund may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Large Cap Fund will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances purchased by the Large Cap Fund will be guaranteed by U.S.

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banks having total assets at the time of purchase in excess of $1 billion. The Large Cap Fund anticipates that not more than 10% of its total assets will be so invested or held in cash at any given time, except when the Large Cap Fund is in a temporary defensive posture.

CYBER SECURITY

Cyber-attacks, disruptions, or failures that affect the Funds’ service providers or counterparties may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing the Funds’ operations. For example, the Funds’ or their service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Funds’ NAV, and impede trading).

In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Funds or their service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Funds and their service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cyber security incidents, and the Funds and their shareholders could be negatively impacted as a result of such costs. Similar types of cyber-security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

INVESTMENT POLICIES SPECIFIC TO THE BOND FUND

FIXED INCOME INVESTMENTS

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Bond Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

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The corporate debt securities in which the Bond Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

GOVERNMENT OBLIGATIONS

The Bond Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA").

Certain of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the U.S Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it were not obligated to do so by law.

MASTER DEMAND NOTES

The money market instruments in which the Bond Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

MORTGAGE-BACKED SECURITIES.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They are, therefore, classified as derivatives. Mortgage-backed securities may be issued or guaranteed by a U.S. Government agency or instrumentality such as the GNMA, FNMA, and FHLMC, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities.

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The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Bond Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Bond Fund uses an approach that the Adviser believes is reasonable in light of all relevant circumstances.

If this determination is not borne out in practice, it could positively or negatively affect the value of the Bond Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers), including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit, may support timely payment of interest and principal of non-governmental pools. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. The Adviser considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Bond Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Bond Fund's quality standards. The Adviser will, consistent with the Bond Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

The value of FNMA and FHLMC’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock.

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In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.

First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility available to FNMA and FHLMC, which terminated on December 31, 2009.

Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC have been or will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

INTERNATIONAL DOLLAR-DENOMINATED BONDS

The Bond Fund may invest in bonds, denominated in U.S. dollars, issued by foreign governments and companies. To the extent that it owns foreign bonds, the Bond Fund will generally be subject to the same risks described under "Investments in Foreign Securities." Typically, the Bond Fund will not invest more than 20% of its net assets in such bonds.

INTEREST RATE RISK

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.

Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

CREDIT RISKS

Fixed income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) may be purchased by the Bond Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

EXTENSION RISK

The Bond Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

PREPAYMENT RISK

Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities, for example, include both interest and a partial payment of principal.

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Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates.

Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Bond Fund.

At times, some of the mortgage-backed securities in which the Bond Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Bond Fund to experience a loss equal to any unamortized premium.

INVESTMENT RESTRICTIONS

In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this Statement of Additional Information, each of the Large Cap Fund and the Bond Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to a Fund individually, without the vote of a majority of that Fund's outstanding securities, as defined in the 1940 Act, as amended. Non-fundamental investment restrictions of a Fund may be changed by the Board of Trustees.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As fundamental investment restrictions, the Funds will not:

1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of a Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer;

2. Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 3 below;

3. Borrow amounts in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, a Fund may pledge or hypothecate up to 33 1/3% of the value of its total assets;

4. Act as an underwriter of securities of other issuers, except insofar as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of each Fund's portfolio securities;

5. Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts (but the Funds may invest in financial futures);

6. Make loans, in the aggregate, exceeding 33 1/3% of either Fund's total assets or lend either Fund's portfolio securities to broker-dealers if the loans are not fully collateralized;

7. Invest in other registered investment companies, except as permitted by the 1940 Act;

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8. Purchase from or sell to any officer or trustee of the Trust or its Adviser any securities other than the shares of beneficial interest of either Fund; or

9. Concentrate investments, or invest 25% or more of its assets, in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Funds are each subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

The Funds will not:

1. Acquire securities for the purpose of exercising control over management;

2. Invest more than 15% of its net assets in illiquid securities. In the event that such illiquid securities comprise more than 15% of a Fund's net assets due to appreciation or other like cause not related to direct investment, no Fund shall purchase additional portfolio securities until such time as that Fund holds 15% of net assets or less in such illiquid securities; or

3. Purchase additional portfolio securities if borrowings exceed 10% of net assets.

Unless otherwise indicated and except for fundamental restriction No. 3 and non-fundamental restrictions No. 2 and No. 3 above, percentage limitations included in the restrictions apply at the time a Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether it has complied with its investment restrictions and will not compel a Fund to dispose of such security or other asset.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, the Fund may make available a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period. The Trust files with the SEC a Form N-CSR or Form N-PORT report for the period that includes the date as of which that list of portfolio holdings was current. Each filing discloses the Funds’ portfolio holdings as of the end of the applicable quarter.

Currently, the Funds make quarterly fact sheets available that show each Fund’s top ten holdings. The Funds do not selectively disclose portfolio holdings to any person.

Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication. In each case, there is a legitimate business purpose for the disclosure and the recipient is subject to a duty (which is not necessarily contractual) to keep the information confidential. A recipient’s duty to keep information confidential may not, in all cases, include a duty to refrain from trading based on the information. However, service providers typically maintain internal policies and procedures, including Codes of Ethics, which prohibit trading based on client information.

•	The Adviser. Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, portfolio managers may also release and discuss certain portfolio holdings with various broker-dealers. In such circumstances, the portfolio manager discloses only such information as is required for the limited purpose for which the broker-dealer is being consulted.
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The Adviser generally relies on the broker-dealer’s internal policies and procedures, including Codes of Ethics, to impose upon the broker-dealer a duty of confidentiality and prohibition against trading based on the information. The Adviser does not have any ongoing arrangements in place to provide information regarding portfolio holdings.

•	Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
•	The Bank of New York Mellon. The Bank of New York Mellon is custodian for the Funds; therefore, its personnel and agents have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
•	Rating Agencies. Morningstar, Lipper and other mutual fund rating agencies may also receive the Funds’ full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Other than as described above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. Although disclosures to persons other than those described above are not anticipated, the President of the Funds may authorize disclosure of the Funds’ portfolio securities in extraordinary cases. Any such disclosures will be reported to the Board on a periodic basis. Neither the Funds nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND EXECUTIVE OFFICERS

The Role of the Board of Trustees. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser and the Funds’ administrator are responsible for the day-to-day management and administration of the Trust. The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Trustees are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Massachusetts in this regard.

Board Structure and Leadership. The Board consists of six Trustees, four of whom, including the Chairman of the Board, are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). As noted above, the Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Board also has an Audit Committee, a Nominating Committee, and a Special Proxy Voting Committee, each of which is composed exclusively of all of the Independent Trustees.

The Board also completes an annual self-assessment. The self-assessment is wide ranging and includes review of the Board’s leadership and committee structure. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given all relevant considerations. These considerations include: (i) the Adviser’s role in the operation of the Funds’ business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; and (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Funds.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust.

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The Board believes that the Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion.

The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee other than Messrs. Arsenault and Hoy, his status as being an Independent Trustee.

In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Redeker, significant experience serving as a President of a company; Mr. Amell, significant financial accounting experience; Mr. McAfee, significant general business experience and specialized experience in the public utilities industry; Mr. Olsen, significant financial accounting and reporting experience; Ms. Gonzales, significant experience serving as a President of a company; and Messrs. Arsenault and Hoy, significant experience and senior executive service in the investment management and trust banking industries. References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Funds. For example, the Adviser is primarily responsible for management of the Funds’ investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its Audit Committee addresses aspects of risk oversight. In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser, including regarding the Funds’ investment portfolios, the Funds’ compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures, and meets with the Funds’ Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Funds. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including its investment risks.

The names of the Trustees are listed below along with a description of their principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is: c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

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The following table provides information regarding each Independent Trustee:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Alan E. Redeker Born in 1944	Trustee	Since 2000	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present).	2	None
John C. Olsen Born in 1955	Chairman of the Board and Trustee	Since 2004 (Chairman since 2021)	Retired (2019 – Present); Firm Ambassador, Bonadio & Co., LLP (2018 – 2019); CPA, Partner of Bonadio & Co., LLP (2008-2018).	2	None
James E. Amell Born in 1959	Trustee	Since 2017	Director and Shareholder of Marvin and Co. PC (CPA Firm) (1981–Present)	2	None
Keith P. McAfee Born in 1963	Trustee	Since 2017	Retired (2019 – Present); Vice President of Electric Operations for New York, National Grid (2011–2020); Employee, National Grid (1992–2020)	2	None
Amie Gonzales Born in 1980	Trustee	Since 2021	President (2019 to Present), Hunt Companies Inc; Project Manager (2012-2019), Hunt Companies Inc.	2	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
John E. Arsenault ** Born in 1947	Trustee	Since 2009	Retired (2013-Present).	2	None
Thomas L. Hoy*** Born in 1948	Trustee	Since 2015	Consultant and Chairman of the Board, Arrow Financial Corp. and Glen Falls National Bank (2005-Present); Director, New York Business Development Corp. (2012-2016); Chairman of the Board, AAA Northway (travel insurance and auto services) (1990-Present)	2	Director, Federal Home Loan Bank of New York (2012-Present)

* Each Trustee serves an indefinite term until his successor, if any, is duly elected and qualified.

** Mr. Arsenault is an “interested person” because of his former position as an officer of the Adviser.

*** Mr. Hoy is an “interested person” because of his position with Arrow Financial Corp., the parent holding company of the Adviser and Glens Falls National Bank & Trust Company (“GFNB”).

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The following table provides information regarding Principal Officers who are not Trustees:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James Colantino Born in 1969	President	Since 2012	Senior Vice President - Fund Administration (2012-Present), Gemini Fund Services, LLC.	N/A	None
James Ash Born in 1976	Chief Compliance Officer	Since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	None
Richard Gleason Born in 1977	Treasurer	Since 2017	Assistant Vice President of Fund Administration (2012-Present); Gemini Fund Services, LLC.	N/A	None
Colleen A. Murray Born in 1977	AML Compliance Officer	Since 2014	Assistant Vice President (2010-Present); GFN & SNB Bank Secrecy Act Officer (2014-Present).	N/A	None
Sean Lawler Born in 1987	Secretary	Since 2020	Senior Legal Administrator (2020 – Present), Gemini Fund Services, LLC; Legal Administrator, Gemini Fund Services, LLC (2014 –2020).	N/A	None

* Officers of the Trust are elected annually.

For interested trustees and officers, positions held with affiliated persons or the principal underwriter of the Trust are listed in the following table:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITER OF THE FUNDS

John E. Arsenault

North Country Investment Advisers, Inc., President (2012-2013; 2000-2011)

Glens Falls National Bank & Trust Company, Retired Executive Vice President and Head of the Trust & Investment Group (1997-2009)

Colleen A. Murray	Glens Falls National Bank & Trust Company, Assistant Vice President (2010-Present); GFN & SNB Bank Secrecy Act Officer (2014-Present); SNB Bank Secrecy Act Officer/GFN/BSA Specialist (2009-2014); Assistant Compliance and Training Officer/BSA Specialist (2004-2009)
Thomas L. Hoy	Arrow Financial Corp. and Glen Falls National Bank, Consultant and Chairman of the Board (2005-Present); Arrow Financial Corp. and Glen Falls National Bank, President and Chief Executive Officer (1997-2012)

BOARD COMMITTEES

The Audit Committee, Nominating Committee and Special Proxy Voting Committee of the Board are composed of each of the Independent Trustees (Messrs. Alan E. Redeker, John C. Olsen, James E. Amell, Keith P. McAfee, and Ms. Gonzales). Mr. Amell acts as the chairperson of the Audit Committee and Mr. Olsen acts as the chairperson of the Nominating Committee. The Audit Committee oversees each Fund's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants. The Audit Committee met two times during the fiscal year ended November 30, 2020. The Nominating Committee recommends candidates for appointment or election to serve as Trustees of the Trust. The Nominating Committee did not meet during the fiscal year ended November 30, 2020. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s investment adviser (see Proxy Voting Policy and Procedures below). During the fiscal year ended November 30, 2020, the Special Proxy Voting Committee did not meet.

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PROXY VOTING POLICY AND PROCEDURES

The Board has established a Special Proxy Voting Committee (the “Committee”), which is exclusively composed of all of the Independent Trustees of the Trust, and has adopted a written Special Proxy Voting Committee Charter (“Voting Committee Charter”). The purpose of the Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s adviser. Because authority for routine proxy voting for securities held by the Trust has been delegated to the Trust’s adviser by the Board, votes referred to the Committee by the adviser shall be limited to those identified by the adviser under its proxy voting policy to both (i) involve a conflict of interest of the adviser, and (ii) to be impractical and inappropriate to resolve by following the voting recommendation of an independent firm. Attached as Appendix A to this Statement of Additional Information is the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities. In discharging its duties, the Committee considers only the best interests of the Trust’s shareholders, as represented by actions believed in good faith to maximize the value of the concern whose shares are being voted. To carry out its purpose, the Committee has the power to retain independent fiduciaries, consultants, or professionals at the expense of the appropriate Fund(s) of the Trust and/or to delegate voting powers to such fiduciaries, consultants, or professionals. The Committee also has the power to request that the Trust’s adviser provide information and access to its staff with respect to the nature of the proxy vote referred to it, the nature of the conflict of the adviser, and the analysis of the adviser. A simple majority of members shall constitute a quorum and actions may be taken by a majority vote at any meeting at which a quorum is present. All actions taken by the Committee are required to be reported to the Board no later than at the Board’s next regularly scheduled quarterly meeting. The full Board retains overall responsibility for the Trust’s proxy voting policies and practices and will annually review formally these matters, including the continued appropriateness of (i) the delegation of routine proxy matters to the adviser, and (ii) the Committee and the Voting Committee Charter.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request by calling toll-free, 1-888-350-2990, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888-350-2990 and will be sent within three business days of receipt of a request.

SHARE OWNERSHIP IN FUND

The following table shows each Trustee's ownership in securities of the Large Cap Fund and the Bond Fund as of the calendar year ended December 31, 2020:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE GROWTH FUND AND THE BOND FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND FAMILY
Disinterested Trustees:
James E. Amell	$1- $10,000(Large Cap Fund) $1- $10,000 (Bond Fund)	$1- $10,000
Keith P. McAfee	$1- $10,000 (Large Cap Fund)	$1 - $10,000
John C. Olsen	Over $100,000 (Large Cap Fund)	Over $100,000
Alan E. Redeker	Over $100,000 (Large Cap Fund)	Over $100,000
Amie Gonzales	None	None
Interested Trustee:
John E. Arsenault	Over $100,000 (Large Cap Fund) $50,001 - $100,000 (Bond Fund)	Over $100,000
Thomas L. Hoy	Over $100,000 (Large Cap Fund)	Over $100,000

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COMPENSATION

For their service as Trustees of the Trust, the Trustees are entitled to receive an aggregate fee of $2,000 per year and $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. None of the executive officers receive compensation from the Funds. The following table provides the amount of compensation paid to the Trustees during the fiscal year ended November 30, 2020:

NAME AND POSITION	AGGREGATE COMPENSATION FROM FUNDS	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO TRUSTEES
James E. Amell	$3,113 (Large Cap Fund) $1,887 (Bond Fund)	None	None	$5,000
John E. Arsenault	$2,491 (Large Cap Fund) $1,509 (Bond Fund)	None	None	$4,000
Amie Gonzales*	None	None	None	None
Thomas Hoy	$2,491 (Large Cap Fund) $1,509 (Bond Fund)	None	None	$4,000
Keith P. McAfee	$3,113 (Large Cap Fund) $1,887 (Bond Fund)	None	None	$5,000
John C. Olsen	$3,113 (Large Cap Fund) $1,887 (Bond Fund)	None	None	$5,000
Alan E. Redeker	$3,113 (Large Cap Fund) $1,887 (Bond Fund)	None	None	$5,000

*Ms. Gonzales became a Trustee effective January 19, 2021

PORTFOLIO TURNOVER

In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of U.S. federal income and excise tax liabilities, the Funds must distribute substantially all of their net income and gain to shareholders generally on an annual basis. Thus, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Funds do not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

For the fiscal year ended November 30, 2019, the portfolio turnover rates for the Large Cap Fund and the Bond Fund were 15% and 22%, respectively. For the fiscal year ended November 30, 2020, the portfolio turnover rates for the Large Cap Fund and the Bond Fund were 5% and 25%, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 4, 2021, Glens Falls National Bank and Trust Company had investment authority with respect to more than 50% of the outstanding shares of each of the Large Cap Fund and Bond Fund. Therefore, Glens Falls National Bank and Trust Company may be deemed to control each Fund. Any investor owning or controlling more than 50% of the value of the outstanding shares of a Fund may take actions without the approval of any other investor who invests in the Fund.

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As of March 4, 2021, the following persons owned 5% or more of the applicable Fund:

LARGE CAP FUND
NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Arrow Financial Corp. Pension Plan* 250 Glen Street Glens Falls, NY 12801	16.84%	Beneficial
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	87.28%	Beneficial
BOND FUND
NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Arrow Financial Corp. Pension Plan* 250 Glen Street Glens Falls, NY 12801	9.33%	Beneficial
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	97.32%	Beneficial

* Shares owned by Arrow Financial Corp. Pension Plan are held of record by the SEI Private Trust Company. Therefore, the “percentage owned” figures shown for SEI Private Trust Company include the shares owned by Arrow Financial Corp. Pension Plan.

As of March 4, 2021, the Trustees and officers, as a group, beneficially owned less than 1% of the Large Cap Fund and the Bond Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

The Adviser has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the SEC. The address of the Adviser is 250 Glen Street, Glens Falls, New York 12801.

Under the terms of the Investment Advisory Agreement, the Adviser conducts investment research and management for each Fund and is responsible for the purchase and sale of securities for each Fund's portfolio. The Adviser provides each Fund with investment advice, supervises each Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser. To compensate the Adviser for its services, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Large Cap Fund and Bond Fund, respectively. Effective April 1, 2021, the Adviser has agreed to waive, through March 31, 2022, a portion of its advisory fees for the Bond Fund, which reduces the 0.50% contractual fee rate by 0.05% to 0.45%. This waiver may not be terminated prior to that date without the approval of the Trustees of the Trust.

For the fiscal year ended November 30, 2018, the Adviser received advisory fees of $985,992 from the Large Cap Fund and $366,300 from the Bond Fund. For the fiscal year ended November 30, 2019, the Adviser received advisory fees of $950,004 from the Large Cap Fund and $374,571 from the Bond Fund. For the fiscal year ended November 30, 2020, the Adviser received advisory fees of $1,036,046 from the Large Cap Fund and $425,706 from the Bond Fund.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to manage each Fund in accordance with applicable laws and regulations of the SEC regarding investment companies and investment advisers. In accordance with these regulations, the Adviser will not invest the Funds' assets in stock or obligations of, or property acquired from, the Adviser, its affiliates or directors, officers or employees, and assets of the Funds will not be sold or transferred, by loan or otherwise, to the Adviser or persons connected with the Adviser as described above.

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The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter with respect to a Fund only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of the Trust or the Adviser. The Investment Advisory Agreement provides that the Adviser shall not be liable to a Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Funds or by either party upon 60 days' written notice. No person other than the Adviser regularly furnishes advice to the Funds with respect to the desirability of a Fund's investing in, purchasing or selling securities.

CODE OF ETHICS

The Board has determined that the personnel of the Trust may engage in personal trading in compliance with general fiduciary principles that are incorporated into the Trust’s Code of Ethics. This Code of Ethics substantially complies in all respects with Rule 17j-1 under the 1940 Act. It is noted that under the Code: (1) the independent Trustees of the Trust are not required to pre-clear personal securities transactions, and (2) the independent Trustees need not report transactions where they were not provided with information about the portfolio transactions contemplated for a Fund or executed for a Fund for a period of 15 days before and after such transactions.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Gemini Fund Services, LLC ("Gemini"), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a combined Fund Services Agreement effective February 1, 2010 (the “Agreement”) with the Trust on behalf of the Funds, Gemini provides all administrative, fund accounting and transfer and dividend disbursing agency services necessary for the Funds, subject to the supervision of the Trust's Board, which includes providing persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Agreement is terminable by the Board of the Trust or Gemini on ninety days' written notice and may not be assigned by the Trust without prior written consent of Gemini. The Agreement was initially approved by the Board of Trustees at a meeting held on January 26, 2010, and is subject to annual approval of the Board for one-year periods thereafter. The Agreement provides that in the absence of willful misconduct, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations there under, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the services rendered to the Funds by Gemini, each Fund pays Gemini the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Funds also pay Gemini for certain other additional expenses and out-of-pocket expenses.

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ADMINISTRATION SERVICES

Under the Agreement, Gemini provides facilitating administrative services, including, among other things: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) monitoring the performance of administrative and professional services to the Funds by others, including each Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

FUND ACCOUNTING SERVICES

Gemini, pursuant to the Agreement, provides the Funds with accounting services, including, among other things: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of shares outstanding and other data with the transfer agent; (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances between the Funds’ custodian and Adviser; and (vi) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the fiscal year ended November 30, 2018, the Large Cap Fund and the Bond Fund incurred administration and fund accounting fees of $174,402 and $126,114, respectively. For the fiscal year ended November 30, 2019, the Large Cap Fund and the Bond Fund incurred administration and fund accounting fees of $172,000 and $127,894, respectively. For the fiscal year ended November 30, 2020, the Large Cap Fund and the Bond Fund incurred administration and fund accounting fees of $188,425 and $146,382, respectively.

TRANSFER AGENT SERVICES

Under the Agreement, Gemini acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds. In this capacity, Gemini is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For the fiscal year ended November 30, 2018, the Large Cap Fund and the Bond Fund incurred transfer agency fees of $46,833 and $46,646, respectively. For the fiscal year ended November 30, 2019, the Large Cap Fund and the Bond Fund incurred transfer agency fees of $40,099 and $31,799, respectively. For the fiscal year ended November 30, 2020, the Large Cap Fund and the Bond Fund incurred transfer agency fees of $33,600 and $30,308, respectively. Gemini’s transfer agency business is located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon (the "Custodian"), located at 240 Greenwich Street, New York, NY 10286, serves as custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of either Fund. Under the Custody Agreement with the Custodian, Gemini serves as custody administrator on behalf of the Funds, and provides custody administration services for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

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DISTRIBUTOR

Northern Lights Distributors, LLC ("the Distributor"), an affiliate of Gemini, has entered into an Underwriting Agreement with the Trust to serve as the principal underwriter for each Fund and the distributor for each Fund's shares. The Underwriting Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Underwriting Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933. The address of the Distributor is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

OTHER EXPENSES

The Funds each pay certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator and the Transfer Agent, are deducted from the income of each Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs and expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

PORTFOLIO MANAGERS

Ms. Alina Kindron, is a co-portfolio manager of the Large Cap Fund and the Bond Fund. Ms. Kindron shares responsibilities for the day-to-day management of the Large Cap Fund and the Bond Fund. As of November 30, 2020, Ms. Kindron was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies(1)	2	$243,697,464	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	366	$219,340,372	0	0

(1) Includes the Funds.

Ms. Kindron is compensated for her services by the Adviser and GFNB. Ms. Kindron’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB. Her compensation is not based on the Fund’s pre- or after-tax performance nor is it based on the value of assets held in the Fund.

Mr. Adam M. Horowitz, is a co-portfolio manager of the Large Cap Fund and the Bond Fund. Mr. Horowitz shares responsibility for the day-to-day management of the Large Cap Fund and the Bond Fund. As of November 30, 2020, Mr. Horowitz was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies(1)	2	$243,697,464	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	429	$417,152,055	0	0

(1) Includes the Funds.

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Mr. Horowitz is compensated for his services by the Adviser and GFNB. Mr. Horowitz’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB. His compensation is not based on the Fund’s pre- or after-tax performance nor is it based on the value of assets held in the Fund.

Mr. Frederick J. Schwerd, is a co-portfolio manager of the Large Cap Fund and the Bond Fund. Mr. Schwerd shares responsibility for the day-to-day management of the Large Cap Fund and the Bond Fund. As of November 30, 2020, Mr. Schwerd was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies(1)	2	$243,697,464	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	177	$205,417,228	0	0
(1)	Includes the Funds.

Mr. Schwerd is compensated for his services by the Adviser and GFNB. Mr. Schwerd’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB. His compensation is not based on the Fund’s pre- or after-tax performance nor is it based on the value of assets held in the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of November 30, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds
Alina Kindron	Large Cap Fund – None; Bond Fund – None
Adam Horowitz	Large Cap Fund – None; Bond Fund – None
Frederick Schwerd	Large Cap Fund – None; Bond Fund – None

The Adviser is a wholly-owned subsidiary of GFNB, a federally chartered commercial bank located in Glens Falls, New York. The Adviser shares personnel and resources with the Trust Department of GFNB which presents the possibility of conflicts between the Adviser’s actions on behalf of the Funds and GFNB’s actions on behalf of its Trust clients. The Adviser and GFNB have implemented procedures to identify situations where conflicts may occur and to prevent preference being shown to one group of investors over another.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

Each Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of a Fund.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board may issue from time to time. The Adviser will select broker-dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

Fixed income and debt securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Because broker-dealers profit through realization of the spread, they do not charge a brokerage commission of the type discussed below.

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Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Funds paid the following brokerage commissions for the indicated fiscal years:

	Fiscal Year Ended 11/30/18	Fiscal Year Ended 11/30/19	Fiscal Year Ended 11/30/20
Large Cap Fund	$6,459	$5,246	$2,143
Bond Fund	$0	$0	$0

“Soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow the Adviser to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds at this time pay no brokerage commissions under soft dollar arrangements.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

In General

Each of the Funds has elected to be treated and intends to qualify for treatment each year as a "regulated investment company" (“RIC”) under Subchapter M of the Code. By so qualifying, a Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends.

To qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than

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25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (1) in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or two or more issuers, that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (2) in the securities of one or more QPTPs; and

(c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid–generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such taxable year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a QPTP (a partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund were to fail to meet the tests described in paragraphs (a), (b) and (c) above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure for any year, or if a Fund were otherwise to fail to qualify as a RIC that is accorded special tax treatment under Subchapter M of the Code for such year, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Any taxable income, including any net capital gain, retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or later if a Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.

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For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or later if a Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. A Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

In addition, under Code sections 382 and 383, if a Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Under the Code, distributions are taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders will generally be subject to U.S. federal income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned for one year or less, except that “qualified dividend income” received by certain noncorporate shareholders, as described below, is taxed at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income, regardless of the length of time such shareholder has held his or her Fund shares. Long-term capital gain or loss are generally recognized on securities held by a Fund for more than one year, and short-term capital gain or loss on securities it has held for one year or less. For U.S. federal income tax purposes, any distribution that is paid to shareholders in January is deemed to have been paid by a Fund on December 31 of the preceding year if it was declared and payable to shareholders of record by the Fund on a date in October, November or December of the prior calendar year.

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In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at net capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income at either the Fund or shareholder level (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. The Bond Fund does not expect a significant portion of its distributions to be qualified dividend income.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund may be eligible for the dividends-received deduction generally available to corporations, to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Bond Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

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Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. A Fund is required to distribute realized income and gains even when a Fund’s net asset value also reflects unrealized losses.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sales, Redemptions or Exchanges of Fund Shares

Any gain or loss realized from the sale, redemption or exchange of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, any loss realized on the sale of Fund shares held by a shareholder for six months or less, will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder redeemed or exchanged. See the Funds’ Prospectus for more information.

Backup Withholding

Each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to certain shareholders (“backup withholding”). Backup withholding will generally be required for shareholders who: (i) fail to provide a Fund with their correct taxpayer identification number, (ii) have under-reported certain income, (iii) fail to make required certifications, or (iv) who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any such withheld amounts may be credited against the shareholder's U.S. Federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Funds

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

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Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation,(ii) a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and(iii)the rate at which the market discount accrues, and thus is included in a Fund's income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, the IRS and the Department of Treasury have announced their intent to issue proposed regulations providing that Section 451 does not apply to accrued market discount. If Section 451 were to apply to the accrual of market discount, each Fund would be required to include in income any market discount as it takes the same into account on its financial statements, even if the Fund does not otherwise elect to accrue market discount currently for federal income tax purposes.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations ("CMOs") with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools ("TMPs").

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Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a qualifying real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts certain foreign currency positions and certain listed non-equity options) entered into by a Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

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A Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing, and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s investments in commodity-linked instruments, if any, can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income, if any. If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax.

In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund’s yield on (and taxable income attributable to) securities subject to such taxes.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

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In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Non-U.S. Investors

Fund investors that are not “U.S. persons” within the meaning of the Code should consult their tax advisors with respect to the specific tax consequences to them of purchasing, holding, and disposing of shares of a Fund.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays.

If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The U.S. federal income tax discussion set forth above is for general information only, and is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences.

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To determine whether either of the Funds is a suitable investment based on their tax situation, prospective investors should consult their tax advisor regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund as well as the effects of foreign, state and local tax law and any proposed tax law changes.

VOTING AND OWNERSHIP OF SHARES

Each share of each Fund has one vote in the election of Trustees. Cumulative voting is not authorized for either Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Funds and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

PURCHASE OF SHARES

Shares of a Fund may be purchased at the net asset value per share next determined after receipt of an order by the Fund's Transfer Agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment in each Fund is $500 and the minimum subsequent investment for all accounts is $100.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

The North Country Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

REDEMPTION OF SHARES

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more, a Medallion Signature Guarantee must be provided from an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a Medallion Signature Guarantee program. Signature guarantees by notaries public are not acceptable.

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The purpose of a Medallion Signature Guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record. Share purchases and redemptions are governed by Massachusetts law.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage frequent trading and do not have in place any arrangements to permit any person to engage in frequent trading in the Funds.

DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared as dividends and paid annually for the Large Cap Fund and monthly for the Bond Fund. Substantially all the realized net capital gains for each Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

Distributions from each Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

The method for determining each Fund's net asset value is summarized in the Prospectus in the text following the heading "WHEN AND HOW NAV IS DETERMINED". The net asset value of a Fund's shares is determined as of the close of trading (generally 4:00 p.m.) on each day on which the New York Stock Exchange (the “NYSE”) is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of each Fund, are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for each Fund.

OTHER INFORMATION

The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of either Fund or the Adviser by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

FINANCIAL STATEMENTS

The financial statements and independent auditors' report for the fiscal year ended November 30, 2020 required to be included in the Statement of Additional Information are hereby incorporated by reference. A copy of the Funds' Annual Report may be requested, free of charge, by calling the Funds at (888) 350-2990.

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APPENDIX A

PROXY VOTING POLICY

Under the terms of its standard Investment Advisory Agreement, North Country Investment Advisers, Inc. (NCIA) may be delegated the authority to vote proxies solicited in connection with clients’ portfolio securities. Where such delegation has occurred, the following policy will be in effect to ensure that such proxies are voted in the best interests of those clients.

  NCIA will vote all proxies solicited with respect to clients’ securities unless it determines that it is not in the client’s best interest to do so. Reasons for a determination not to vote a particular proxy will be documented.
  NCIA will generally utilize the Proxy Voting Guidelines (the "Guidelines"), as established by Institutional Shareholder Services, Inc. (ISS), in voting proxies, as such may be revised or modified by ISS from time to time. The Guidelines set forth the general recommendations of ISS on how to vote on various issues that may be the subject of a proxy solicitation. ISS is a widely recognized proxy voting service that provides comprehensive analysis of proxy issues.
  Matters identified by ISS as “Non-routine” will be reviewed by the NCIA Investment Policy Committee(IPC) for a determination as to how to vote the proxy. In addition to the general Guidelines, IPC may take into account the specific recommendation of ISS on the matter, if any, and any other pertinent factors in making its decision.
  The Guidelines and the criteria used by ISS for the establishment of its proxy voting guidelines, as well as the overall service provided by ISS will be reviewed by the IPC on an annual basis.
  All proxies will be reviewed to determine if there exist any conflicts between the interests of NCIA (or any affiliated entities) and the interests of any client. Conflicts may consist of business or personal relationships with:(i) a company whose securities are held in a client’s portfolio (a "Portfolio Company"), (ii) a person or company engaging in a proxy contest with a portfolio company (a "Contestant"), or(iii) any director or nominee for director of a Portfolio Company or Contestant.

If any conflict of interest with respect to a proxy is identified, the conflict will be disclosed to any affected clients who may then direct how the proxy is to be voted or select an independent third party to direct how the proxy is to be voted. At the discretion of the client, this direction may be to vote the proxy in accordance with the specific ISS recommendation on the matter, if any. If there is a proxy conflict and the client is an affiliated mutual fund, NCIA will seek direction from the independent board members of the fund on how to vote the proxy.

  Copies of this Proxy Voting Policy will be provided to all clients of NCIA. In addition, copies of any procedures adopted by NCIA to implement this policy will be provided to any clients upon request.
  Records of the votes cast on client proxies will be maintained by NCIA and made available to clients upon request. Clients of NCIA may obtain records of how proxy votes were cast on the securities in their portfolios by contacting NCIA at:

250 Glen Street

Glens Falls, NY 12801

(518) 745-1000

Originally Approved: May 28, 2003

The Board of Directors

North Country Investment Advisers, Inc.

Rev. 8/31/16

A-1

PART C

Item 28. Exhibit Number	Description of Exhibit
(a)	Agreement and Declaration of Trust, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.
(b)	Amended and Restated By-laws dated April 18, 2006, filed on March 30, 2007, in Post-Effective Amendment No.7, incorporated herein by reference.
(c)	Not Applicable.
(d)	Form of Investment Advisory Agreement, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.
(e)	Underwriting Agreement between the Registrant and Aquarius Fund Distributors, LLC (currently known as Northern Lights Distributors, LLC) filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.
(e) (1)	Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC, dated February 1, 2019, filed on March 27, 2019 in Post-Effective Amendment No. 28, incorporated herein by reference.
(e) (2)	Fee Waiver Letter Agreement from North Country Investment Advisers, Inc. with respect to North Country Intermediate Bond Fund, filed on March 23, 2015 in Post-Effective Amendment No.20, incorporated herein by reference.
(f)	Not Applicable.
(g)	Custody Agreement between the Registrant and The Bank of New York filed on March 28, 2003 in Post-Effective Amendment No. 2, incorporated herein by reference.
(g) (1)	Form of Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon (fka The Bank of New York) filed on March 26, 2013 in Post-Effective Amendment No.16, incorporated herein by reference.
(h)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, dated February 1, 2010, with amended Appendix IV thereto dated July 24, 2017, filed on March 27, 2019 in Post-Effective Amendment No. 28, incorporated herein by reference.
(h) (1)	Second Amendment to Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, dated June 1, 2018, filed on March 27, 2019 in Post-Effective Amendment No. 28, incorporated herein by reference.
(h) (2)	Third Amendment to Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, dated April 1, 2020, filed on March 27, 2020 in Post-Effective Amendment No. 30, incorporated herein by reference.
(h) (3)	Fourth Amendment to Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, dated January 1, 2020, filed on March 27, 2020 in Post-Effective Amendment No. 30, incorporated herein by reference.
(h) (4)	Form of Administration & Fund Accounting Services Agreement between the Registrant and Gemini Fund Services, LLC, as revised January 23, 2007, with amended Schedule A thereto dated July 24, 2007 filed on March 27, 2008 in Post-Effective Amendment No. 8, incorporated herein by reference.
(h) (5)	Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.
(h) (6)	Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC, dated October 1, 2013, with amended Appendix B thereto dated October 1, 2018, filed on March 27, 2019 in Post-Effective Amendment No. 28, incorporated herein by reference.
(i)	Opinion of Ropes & Gray as to the legality of the securities being registered, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.
(j) (1)	Consent of McCurdy & Associates, CPAs, Inc., former independent auditors filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.
(j) (2)	Consent of Cohen & Company, Ltd. – filed herewith.

(j) (3)	Consent of Ropes & Gray LLP – filed herewith.
(k)	Not Applicable.
(l)	Form of Purchase Agreement, filed on December 21, 2000 in Pre-Effective Amendment No. 1, incorporated herein by reference.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p) (1)	Revised Code of Ethics of the Adviser filed herewith.
(p) (2)	Revised Code of Ethics filed on January 29, 2010 in Post-Effective Amendment No.10, incorporated herein by reference.
(p) (3)	Code of Ethics of NorthStar Financial Services Group, LLC (parent company of Northern Lights Distributors, LLC) filed on March 27, 2009 in Post-Effective Amendment No. 9, incorporated herein by reference.
(p) (4)	Code of Ethics of the Gemini Companies (Northern Lights Distributors, LLC is a part of the Gemini Companies) filed on March 27, 2019 in Post-Effective Amendment No. 28, incorporated herein by reference.
(p) (5)	Code of Ethics of the Ultimus Group, LLC Subsidiaries (Northern Lights Distributors, LLC is a subsidiary of the Ultimus Group, LLC), filed on March 27, 2020 in Post-Effective Amendment No. 30, incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control With Registrant.

Not applicable

Item 30.	Indemnification.

(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) Reference is made to Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust dated June 1, 2000, filed on September 13, 2000, in the Registration Statement on Form N-1A, incorporated herein by reference.

(c) Reference is made to Article 4 of the Registrant’s Amended and Restated By-laws dated April 18, 2006, filed on March 30, 2007, in Post-Effective Amendment No.7, incorporated herein by reference.

(d) Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy.

(e) Reference is made to Sections 8 and 9 of The Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC (“NLD”), (filed as Exhibit (e) (1) and incorporated by reference herein), which provides for reciprocal indemnity of NLD and the Registrant.

(f) Reference is made to Section 12 of the Investment Advisory Agreement between the Registrant and North Country Investment Advisers, Inc., (NCIA), (filed as Exhibit (d) and incorporated by reference herein), which provides for reciprocal indemnity of NCIA and the Registrant.

(g) Reference is made to Section 4 of the Fund Services Agreement between the Registrant and Gemini Fund Services, LLC (Gemini), (filed as Exhibit (h) and incorporated by reference herein), which provides for reciprocal indemnity of Gemini and the Registrant.

(h) Reference is made to Section 6 of the Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC (NLCS), (filed as Exhibit (h) (4) and incorporated by reference herein), which provides for reciprocal indemnity of Gemini and the Registrant.

Item 31.	Business and Other Connections of Investment Advisers.

Besides serving as investment adviser to each Fund, the Adviser is not currently (and has not during the past two years) engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, vocation or employment of a substantial nature of the Adviser and its officers is incorporated by reference to the information contained in Part B of this Registration Statement.

The information required by this Item 25 with respect to each officer, director or partner of the Adviser is incorporated by reference to Form ADV filed by North Country Investment Advisers, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-58290).

Item 32.	Principal Underwriters.

(a)       Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following: AdvisorOne Funds, Arrow DWA Tactical: Macro ETF, Arrow Reserve Capital Management ETF, Arrow DWA Tactical: International ETF, Arrow ETF Trust, Boyar Value Fund Inc., Centerstone Investors Trust, Copeland Trust, Equinox Funds Trust, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Investment Access Fund, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust and Unified Series Trust.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the managers and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
William Strait	President, Secretary, General Counsel, and Manager	None
Stephen Preston	Financial Operations Principal	None
Michael Nielsen	Chief Compliance Officer and AML Compliance Officer	None
David James	Manager	None
Melvin Van Cleave	Chief Information Securities Officer	None

(c)       Not applicable.

Item 33.	Location of Accounts and Records

The accounts and records of the Trust required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are located, in whole or in part, at Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 (records relating to its functions as Administrator and Fund Accountant); at Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its function as Transfer Agent. Custodial records are maintained at the offices of The Bank of New York Mellon, the Custodian, located at 240 Greenwich Street, New York, New York 10286. Minutes of the meetings of the Board of Trustees of the Trust are maintained in the offices of the Trust’s legal counsel, Ropes & Gray LLP at Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 32 under the Securities Act and Amendment No. 33 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 25th day of March, 2021.

THE NORTH COUNTRY FUNDS

By: /s/JAMES R. COLANTINO

James R. Colantino

President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

/s/ JAMES E. AMELL*	Trustee	March 25, 2021
James E. Amell

/s/ JOHN C. OLSEN*	Trustee	March 25, 2021
John C. Olsen

/s/ ALAN E. REDEKER*	Trustee	March 25, 2021
Alan E. Redeker

/s/ KEITH P. MCAFEE*	Trustee	March 25, 2021
Keith P. McAfee

/s/ JOHN E. ARSENAULT*	Trustee	March 25, 2021
John E. Arsenault

/s/ THOMAS L. HOY*	Trustee	March 25, 2021
Thomas L. Hoy

/s/ AMIE GONZALES*	Trustee	March 25, 2021
Amie Gonzales

/s/JAMES R. COLANTINO	President	March 25, 2021
James R. Colantino	Principal Executive Officer

/s/RICHARD GLEASON	Treasurer	March 25, 2021
Richard Gleason	Principal Financial Officer

/s/BRIAN D. MCCABE		March 25, 2021

*By Brian D. McCabe,

Attorney-in-fact pursuant to powers of attorney filed herewith.

POWER OF ATTORNEY

Alan E. Redeker, whose signature appears below, does hereby constitute and appoint Brian D. McCabe, Gregory D. Sheehan, and Alexandra Oprescu, each individually, his true and lawful attorneys-in-fact and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all post-effective amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Dated: April 24, 2012                                                /s/Alan E. Redeker

Alan E. Redeker

POWER OF ATTORNEY

John C. Olsen, whose signature appears below, does hereby constitute and appoint

Brian D. McCabe, Gregory D. Sheehan, and Alexandra Oprescu, each individually, his true and lawful attorneys-in-fact and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all post-effective amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Dated: April 24, 2012                                                /s/John C. Olsen

John C. Olsen

POWER OF ATTORNEY

John E. Arsenault, whose signature appears below, does hereby constitute and appoint

Brian D. McCabe, Gregory D. Sheehan, and Alexandra Oprescu, each individually, his true and lawful attorneys-in-fact and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all post-effective amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Dated: April 24, 2012 /s/John E. Arsenault John E. Arsenault

POWER OF ATTORNEY

Thomas L. Hoy, whose signature appears below, does hereby constitute and appoint Brian D. McCabe, Gregory D. Sheehan, and Maureen Meredith, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: February 6, 2015                                            /s/Thomas L. Hoy

Thomas L. Hoy

POWER OF ATTORNEY

James E. Amell, whose signature appears below, does hereby constitute and appoint Brian D. McCabe, Gregory D. Sheehan, and Grant Garber, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Dated: October 17, 2017                                          /s/James E. Amell

James E. Amell

POWER OF ATTORNEY

Keith P. McAfee, whose signature appears below, does hereby constitute and appoint Brian D. McCabe, Gregory D. Sheehan, and Grant Garber, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Dated: October 17, 2017                                          /s/Keith P. Mcafee

Keith P. McAfee

POWER OF ATTORNEY

Amie Gonzales, whose signature appears below, does hereby constitute and appoint Brian D. McCabe, Matthew Micklavzina and Sarah Clinton, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Dated: March 18, 2021                                             /s/Amie Gonzales

Amie Gonzales

THE NORTH COUNTRY FUNDS

EXHIBIT INDEX

Item 28 Number	Description of Exhibit
(j)(2)	Consent of Cohen & Company, Ltd.

(j)(3)	Consent of Ropes & Gray LLP.

(p)(1)	Code of Ethics of the North Country Investment Advisers, Inc.